EXHIBIT (99)(B)



                     THIRD AMENDMENT TO SEVERANCE AGREEMENT


     THIRD AMENDMENT to that certain Severance Agreement dated as of March 18, 1992 and amended by instruments dated August 8, 1994 and February 28, 1995 (collectively, the "Agreement), by and among Nantucket Industries, Inc., a Delaware corporation having its principal office at 105 Madison Avenue, New York, NY 10016 (the "Company") and George J. Gold, residing at 209 Sterling Road, Harrison, NY 10528, and Donald D. Gold, residing at 2107 River Green Drive, Atlanta, GA 30327. George J. Gold and Donald D. Gold are sometimes hereinafter referred to collectively as the "Golds".

     WHEREAS, the Company is contemplating certain capital transactions (the "Transactions") with Nan Investors, L.P., a Delaware limited partnership ("Investors") pursuant to the terms of a Common Stock and Subordinated Convertible Debentures Purchase Agreement (the "Purchase Agreement");

     WHEREAS, certain provisions of the Agreement limit the Company's ability to consummate the Transactions;

     WHEREAS, the Golds are shareholders of the Company and the Golds desire that the Company consummate the Transactions;

     WHEREAS, Company and the each of the Golds are willing to modify the Agreement so that it will not limit the Company's ability to consummate the Transactions.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, do hereby agree:

     1. That Section  II.C.(i)(c)  of the  Agreement be amended by deleting said
Section II.C.(i)(c) in its entirety and substituting the following in place thereof::

         "(c) any person (as such term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) except (i) GUESS?, Inc., Maurice Marciano, Paul Marciano and Armand Marciano and/or any affiliates thereof (collectively the "GUESS? Group"), or (ii) Investors and/or any general or limited partner or any Affiliate (as defined in the Purchase Agreement) thereof (collectively, the "Investors Group") becomes (subsequent to the date of this Agreement) the beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities;"

     2. That Section  II.C.(i)(d)  of the  Agreement be amended by deleting said
Section II.C.(i)(d) in its entirety and substituting the following in place thereof:

         "(d) Either the GUESS? Group or the Investors Group becomes (subsequent to the date of this Agreement) the beneficial owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding securities;"

     3. The Golds recognize and acknowledge that their rights with respect to a Change in Control are set forth in the Agreement as hereby amended, and are not as set forth in Section 2(g) of that certain Agreement dated as of March 1, 1994 between The Samberg Group, L.L.C., a Delaware limited liability company, George Gold, Donald Gold, Stephen Samberg, Stephen Sussman, Robert Polen and Ray Wathen and the Company (herein the Master Agreement) which Section 2(g) of the Master Agreement the Golds acknowledge shall have no further force and effect.

     4.  Except  as  expressly  amended  herein,   the  Agreement  shall  remain
unmodified and in full force and effect.

     5. This Amendment may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same amendment.

     IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed on August 9, 1996.

                                                     NANTUCKET INDUSTRIES, INC.


                                                     By:/s/ Ronald S. Hoffman
                                                        ------------------------
                                                        Ronald S. Hoffman
                                                        Vice President-Finance


                                                       /s/ George J. Gold
                                                       ------------------------
                                                       George J. Gold


                                                       /s/ Donald D. Gold
                                                       ------------------------
                                                       Donald D. Gold

                                      -2-